Exhibit 10.27

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

This document is an English translation of a document prepared in German. In preparing this document, an attempt has been made to translate as literally as possible without jeopardizing the overall continuity of the text. Inevitably, however, differences may occur in translation and if they do, the German text will govern by law.

In this translation, German legal concepts are expressed in English terms and not in their original German terms. The concepts concerned may not be identical to concepts described by the English terms as such terms may be understood under the laws of other jurisdictions.

Amendment no. 3 - Agreement regarding an extension to the lease agreement to the lease agreement of 17.08.2011 for commercial premises and Amendment no. 1 of 17.02.2012, as well as Amendment no. 2 of 01.02.2013 between:

As the Lessor:

Wolfram Richter

Kupferbergterrasse 15, 17-19

55116 Mainz

Tel.: [***]; Fax: [***]

Lessor tax registration number: [***]

As the Lessee:

BioNTech AG

Represented by the Chair of the Board of Directors [***], (with German business degree)

Hölderlinstraße 8

D-55131 Mainz

registered in the Commercial Register held at Mainz District Court, registration number: HRB 41865 for the office space on the property Kupferbergterrasse 15, 17-19; 55116 Mainz, on the second floor of the front building, the third floor of the front building (loft), the second floor of the original building and the ancillary areas.

With immediate effect, by way of deviation from sections 3 (1) and (2) of the lease of 17.08.2011 and from the agreement in Amendment no. 1 of 17.02.2012, the Parties agree as follows:

The leasehold is extended to 31.03.2014. Within an appropriate timeframe and before the end of the leasehold, the parties shall come to an agreement on the possibility of further extending the lease and on the duration of any such extension.

All other provisions laid down in the lease of 17.08.2011 and Amendments nos. 1 and 2 shall remain in place and continue to apply without amendments.

Signature and stamp of the Lessor:

Mainz, on 11.04.2013 pp. [signature]

Signature and stamp of the Lessee; [***], Chair of the Board of Directors of BioNTech AG	[Stamp: BioNTech AG Hölderlinstraße 8 55131 Mainz Tel.: +49 (0) 6131 / 57 62 70 0 – Fax: +49 (0) 6131 / [illegible]

Mainz, on 06.03.2013 [signature]